Kemper Income Funds

Kemper Strategic Income Fund

Supplement to Prospectus
Dated January 1, 2000

as revised February 14, 2000
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The following information replaces the current disclosure concerning portfolio management for Kemper Strategic Income Fund in "The Portfolio Managers" section of the prospectus on page 43.

Below are the following people who handle the day-to-day management of the Fund:

Joseph P. Beimford
Co-lead Portfolio Manager
  o Began investment career in 1976
  o Joined the advisor in 1976
  o Joined the fund team in 1996

Jan C. Faller
Co-lead Portfolio Manager
  o Began investment career in 1988
  o Joined the advisor in 1999
  o Joined the fund team in 2000







December 15, 2000